UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     June 24, 2004
                                                --------------------------------

Securitized Asset Backed Receivables LLC (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2004, relating to the First Franklin Mortgage Loan Trust 2004-FF4 Mortgage Pass-Through Certificates, Series 2004-FF4)
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-108395-03                37-1472598
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)             Identification No.)

200 Park Avenue, New York, New York                               10166
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 412-4000
                                                  ------------------------------


                                 Not Applicable
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for First Franklin Mortgage Loan Trust 2004-FF4 Mortgage Pass-Through Certificates, Series 2004-FF4. On June 24, 2004, Securitized Asset Backed Receivables LLC (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, and Wells Fargo Bank, National Association, as trustee, of First Franklin Mortgage Loan Trust 2004-FF4 Mortgage Pass-Through Certificates, Series 2004-FF4 (the "Certificates"), issued in eleven classes. The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of June 24, 2004 of $325,108,000, were sold to Barclays Capital Inc. and Countrywide Securities Corporation, (collectively, the "Underwriters"), pursuant to an Underwriting Agreement dated as of June 14, 2004 by and among the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            --------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of June 1, 2004, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, and Wells Fargo Bank, National Association, as trustee.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 9, 2004                       SECURITIZED ASSET BACKED
                                          RECEIVABLES LLC




                                          By: /s/ John Carroll
                                             -----------------------------------
                                              Name:  John Carroll
                                              Title: Director

                                INDEX TO EXHIBITS
                                -----------------
Item  601(a)  of

Regulation  S-K                                                   Paper (P) or
                                                                  ------------
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               ---------------

4                      Pooling and Servicing Agreement,                (E)
                       dated as of June 1, 2004, by and
                       among the Company, as depositor,
                       Countrywide Home Loans Servicing LP,
                       as servicer, and Wells Fargo Bank,
                       National Association, as trustee.